                                                                   EXHIBIT 23(b)

                        CONSENT OF INDEPENDENT AUDITORS

    We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 14, 1998, with respect to the financial statements of Six Flags Entertainment Corporation included in the Registration Statement (Form S-3) and related Prospectus of Premier Parks Inc. for the registration of $170,000,000 Senior Notes.

                                                               Ernst & Young LLP

New York, New York
February 24, 1998